UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2011

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices)

(408) 480-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 31, 2011, Openwave Systems Inc. issued a letter to its shareholders announcing that it had filed complaints against Apple Inc. and Research In Motion Limited in order to protect its intellectual property on how mobile devices connect to the Internet. A copy of the letter to shareholders is filed as Exhibit 99.1 to this report.

The information in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by Openwave Systems Inc. under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Openwave Systems Inc.

By:	/s/ Bruce K. Posey
Name:	Bruce K. Posey
Title:	Senior Vice President, General Counsel and Secretary

Dated: August 31, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Shareholders